                                                                   EXHIBIT 10.20

                  INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE NET

1. BASIC PROVISIONS ("BASIC PROVISIONS").

        1.1. PARTIES:

        This Lease ("Lease"), dated for reference purposes only, November 15, 1999, is made by and between - CHAMPAGNE BUILDING GROUP, LP, a California limited partnership ("LESSOR") or ("LANDLORD") and SKECHERS USA, INC., a Delaware Corporation ("LESSEE" or "TENANT"), (collectively the "PARTIES," or individually a "PARTY").

        1.2. PREMISES:

        That certain real property, including the "BASE BUILDING" as defined in the Work Letter attached hereto as Exhibit A to be provided by Lessor under the terms of this Lease, plus those improvements to be separately constructed by Tenant pursuant to the Work Letter (the "TENANT IMPROVEMENTS") together with the land described in the legal description attached hereto as "LEGAL DESCRIPTION" and commonly known as 1670 S. Champagne Avenue, Ontario located in the County of San Bernardino, State of California and generally described as an approximate 263,670 square foot free standing distribution building (all of such real property, including, without limitation, such land, all improvements upon such land, the Base Building and Tenant Improvements are collectively referred to herein as the "PREMISES"). (See also Paragraph 2)

        1.3. TERM:

        Seven (7)years and Zero (0) months ("ORIGINAL TERM") commencing upon Substantial Completion (as defined in the Addendum) ("COMMENCEMENT DATE") and ending Seven years after the Commencement Date ("EXPIRATION DATE"). Landlord agrees that Substantial Completion, and therefore, the Commencement Date, shall be hot later than May 15, 2000 (the "SCHEDULED COMMENCEMENT DATE") subject to Force Majeure Delays (as defined in the Addendum) (See also Paragraph 3)

        1.4. EARLY POSSESSION:

        March 15, 2000 or as agreed subject to Force Majeure Delays ("EARLY POSSESSION DATE"). (See also Paragraphs 3.2 and 3.3)

        1.5. BASE RENT:

        $85,693.00 per month ("BASE RENT"), payable on the first day of each month commencing the first day following Substantial Completion (See also Paragraph 4)

        [x] If this box Is checked, there are provisions in this Lease for the Base Rent to be adjusted (see Addendum Paragraph 50)

        1.6. BASE RENT PAID UPON EXECUTION:

        $85,693.00 as Base Rent for the period: first month's rent

        1.7. SECURITY DEPOSIT:

        $85,693.00 ("Security Deposit") in addition to the Base Rent Paid Upon Execution. (See also Paragraph 5)

        1.8. AGREED USE:

        Warehousing, distribution, office and showroom and uses reasonably related to the foregoing (See also Paragraph 6)

        1.9. INSURING PARTY:

        Lessor is the "Insuring Party" unless otherwise stated herein. (See also Paragraph 8)

        1.10. REAL ESTATE BROKERS:

        (See also Paragraph 15)

                (a) Representation: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes):

        [x] The Seeley Company represents Lessor exclusively ("Lessor's
        Broker");

        [x] CB Richard Ellis represents Lessee exclusively ("Lessee's Broker")

                (b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement

        1.11. GUARANTOR.

        The obligations of the Lessee under this Lease are to be guaranteed by N/A ("Guarantor"). (See also Paragraph 37)

        1.12. ADDENDA AND EXHIBITS.

        Attached hereto is an Addendum or Addenda consisting of Paragraphs 50 through 65, the Legal Description, and Exhibits A (Work Letter) and B (Protected Lessee Owned Alterations) all of which constitute a part of this Lease.

2. PREMISES.

        2.1. LETTING.

        Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

        2.2. CONDITION.

        Lessor shall deliver the Base Building (as defined in the Work Letter, and sometimes referred to herein as the "Building") to Lessee broom clean and free of debris (except dirt and debris caused by Tenant) on the Commencement Date, and, so long as the required service contracts described in Paragraph 7.1 (b) below are obtained by Lessee within thirty (30) days following the Commencement Date, Lessor warrants that the Base Building, including, without limitation, existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and shall be free of material defects. Notwithstanding Lessee's failure to obtain such required service contracts within thirty (30) days following the Commencement Date, the Lessor warranty described in the foregoing sentence shall nevertheless continue so long as Lessee has obtained all of such required service contracts within ten (10) days following notice from Lessor subsequent to such thirty (30) day period to the effect that Lessee has not obtained such required service contracts (the "Service Contract Deficiency Notice") and must do so within ten (10) days of such Service Contract Deficiency Notice or Lessor will be relieved of the Lessor warranty described in the first sentence of Paragraph 2.2 of the Lease. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If, after the Commencement Date, Lessee does not give Lessor written notice of any non-compliance with this warranty within: (i) five (5) years as to the roof and the structural portion of the roof, (ii) two (2) years as to the slab and concrete walls, and
        (iii) one (1) year as to the remaining systems and other elements of the Building, correction of such non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense; provided, however, that Lessee's sole obligation with respect to the items specified in subsections (i)(iii) of this sentence shall not commence unless and until Lessor has given to Lessee notice that as to such applicable subsection Lessor's obligations are ending or have ended and Lessee's obligations are beginning or have begun. Lessor's obligations with respect to any warranties given to Lessee pursuant to this Section 2.2 are conditioned upon the following: (a) Lessee shall have given notice to Lessor of any claims on such warranties promptly and in no event not later than twenty (20) days after the discovery of the condition giving rise to such claim and (b) except in connection with an emergency that threatens property or safety, if Lessee or any person other than a person selected by Lessor repairs or otherwise attempts to correct an conditions giving rise to the claim, Lessor shall be relieved of the warranty obligations related to such condition repaired or corrected by such other person.

        2.3. COMPLIANCE.

        Lessor warrants that the improvements on the Premises comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances ("Applicable Requirements") in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Commencement Date) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows:

        (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however, that if such Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

        (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1 (c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. It Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with interest, from Rent until Lessors share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty (30) days written notice to Lessor.

        (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

        2.4. ACKNOWLEDGEMENTS.

        [intentionally omitted]

        2.5. LESSEE AS PRIOR OWNER/OCCUPANT.


        [intentionally omitted]

3. TERM.

        3.1. TERM.

        The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

        3.2. EARLY POSSESSION.

        If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including, but not limited to, the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

        3.3. DELAY IN POSSESSION.

        (See Addendum Paragraph 61)

        3.4. LESSEE COMPLIANCE.

        Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Commencement Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Early Possession Date, the Early Possession Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4. RENT.

        4.1. RENT DEFINED.

        All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("RENT").

        4.2. PAYMENT.

        Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessors endorsement of any check so stating.

        5. SECURITY DEPOSIT.

        Lessee. shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, In Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen
        (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest (except as hereinafter set forth) or to be prepayment for any monies to be paid by Lessee under this Lease. Upon the return of the unused amounts of the Security Deposit, Lessor shall pay to Lessee an amount equal to simple (not compounded) interest on the portions of the Security Deposit unused from time to time during the Term. Lessor shall make such interest calculations on a monthly basis (using a 30 day month) using a simple interest rate of five (5%).

6. USE.

        6.1. USE.

        Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.

        6.2. HAZARDOUS SUBSTANCES.

                (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises,
        (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "REPORTABLE USE" shall mean (1) the installation or use of any above or below ground storage tank, (2) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (3) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with, all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

                (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

                (c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party. Notwithstanding the foregoing, Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties unless such adjacent properties are owned or occupied by Lessee, and then only to the extent caused by Lessee.

                (d) LESSEE INDEMNIFICATION. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessor shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties occurring after the Commencement
        Date). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement

                (e) LESSOR INDEMNIFICATION. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees and all environmental damages, including the cost of remediation, arising out of or involving any Hazardous Substances on the Premises prior to the Commencement Date or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessor from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessee in writing at the time of such agreement.

                (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Commencement Date, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in Paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

                (g) LESSOR TERMINATION OPTION. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessors expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

        6.3. LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS.

        Except as otherwise provided in this Lease (and, in particular, Paragraphs 2.2 and 2.3 hereof), Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, and the requirements of any applicable fire insurance underwriter or rating bureau, without regard to whether said requirements are now in effect or become effective after the Early Possession Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

        6.4. INSPECTION; COMPLIANCE.

        Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

7. MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND ALTERATIONS.

        7.1. LESSEE's OBLIGATIONS.

                (a) IN GENERAL. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), 14 (Condemnation), and the Work Letter (which provisions shall control over any conflicting provisions in this Paragraph 7.1 (a)), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good, maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1 (b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building. Lessor shall non-exclusively assign to Lessee all warranties obtained by Lessor related to the Base Building.

                (b) SERVICE CONTRACTS. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises (the "BASIC ELEMENTS"): (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) driveways and parking lots, (vii) clarifiers (viii) basic utility feed to the perimeter of the Building, and (ix) any other equipment, if reasonably required by Lessor.

                (c) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1
        (b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time.

        7.2. LESSOR's OBLIGATIONS.

        Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

        7.3. UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

                (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" refers to all floor ad window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $50,000 in the aggregate or $10,000 in any one year.

                (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the greater of one month's Base Rent, or $10,000, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

                (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

7.4. OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

                (a) OWNERSHIP. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations except for those items listed on Exhibit B ("Protected Lessee Owned Alterations"). Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations (except for Protected Lessee Owned Alterations) shall, at the expiration or termination of this Lease, unless removed by Lessee pursuant to this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

                (b) REMOVAL. By delivery to Lessee of written notice from Lessor not earlier than ninety (90) and not later than thirty (30) days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

                (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. INSURANCE; INDEMNITY.

        8.1. PAYMENT FOR INSURANCE.

        Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice.

        8.2. LIABILITY INSURANCE.

                        (a) CARRIED BY LESSEE. Lessee shall obtain and keep in
                force a Commercial General Liability Policy of insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "ADDITIONAL INSURED-MANAGERS OR LESSORS OF PREMISES ENDORSEMENT" and contain the "AMENDMENT OF THE POLLUTION EXCLUSION ENDORSEMENT" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                        (b) CARRIED BY LESSOR. Lessor shall maintain liability
                insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

        8.3. PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

                (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $10,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an insured Loss.

                (b) RENTAL VALUE. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an inured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

                (c) ADJACENT PREMISES. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessees acts, omissions, use or occupancy of the Premises.

        8.4. LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

                (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $5,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

                (b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

                (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

        8.5. INSURANCE POLICIES.

        Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Early Possession Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

        8.6. WAIVER OF SUBROGATION.

        Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

        8.7. INDEMNITY.

        Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

        8.8. EXEMPTION OF LESSOR FROM LIABILITY.

        Subject to the provisions of Section 6 of the Work Letter, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9. DAMAGE OR DESTRUCTION.

        9.1. DEFINITIONS.

                (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                (b) "PREMISES TOTAL DESTRUCTION" See Addendum Paragraph 53

                (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises' other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

                (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

                (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

        9.2. PARTIAL DAMAGE - INSURED LOSS.

        If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: (i) make such restoration and repair a is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this Lease terminate thirty (30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3. PARTIAL DAMAGE - UNINSURED LOSS.

        If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
        (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of be occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice. (See Addendum Paragraph
        54)

        9.4. TOTAL DESTRUCTION.

        Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

        9.5. DAMAGE NEAR END OF TERM.

        If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty
        (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) subject to Lessor's obligation under Paragraph 9.3 as revised, providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make there pairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides

        Lessor with funds (or adequate assurance thereof to cover any shortage in insurance proceeds), Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished. (See Addendum Paragraph 55)

        9.6. ABATEMENT OF RENT; LESSEE'S REMEDIES.

                (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

                (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "COMMENCE" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

        9.7. TERMINATION - ADVANCE PAYMENTS.

        Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

        9.8. WAIVE STATUTES.

        Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. REAL PROPERTY TAXES.

        10.1. DEFINITION OF "REAL PROPERTY TAXES."

        As used herein, the term "REAL PROPERTY TAXES" shall include any form of assessment; real estate, general, special, ordinary or extraordinary or ad valorem real estate taxes and assessments (other than inheritance, personal income or estate taxes); and/or improvement bond imposed upon or levied against any legal or equitable interest of Lessor in the Premises, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises.

        10.2.

                (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. if Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

                (b) ADVANCE PAYMENT. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor's option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All monies paid to Lessor under this Paragraph may be intermingled with other monies of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, at the option of Lessor, be treated as an additional Security Deposit.

        10.3. JOINT ASSESSMENT.

        If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

        10.4. PERSONAL PROPERTY TAXES.

        Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement.

11. UTILITIES.

        Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12. ASSIGNMENT AND SUBLETTING.

        12.1. LESSOR'S CONSENT REQUIRED.

                (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "ASSIGN OR ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent which consent shall be deemed granted unless Lessor has refused its consent by notice to Lessee given within twenty (20) days following notice from Lessee requesting such consent and which consent shall not be unreasonably withheld or delayed.

                (b) See Addendum Paragraph 56

                (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than twenty-five percent (25%) of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "NET WORTH OF LESSEE" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

                (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1
        (c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice, increase the monthly Base Rent to one hundred ten percent (110%) of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to one hundred ten percent (110%) of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to One Hundred Ten Percent (110%) of the scheduled adjusted rent.

        12.2. TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                (a) Regardless of Lessors consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of

        Lessee under this Lease; (ii) release Lessee of any obligations hereunder; or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

                (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. The acceptance of Rent or performance shall not constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

                (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

                (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

                (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $ 1,000, as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

                (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term in, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

        12.3. ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING.

        The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease, Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary. Any sublease rent in excess of the Rent and other payments due to Lessor from Lessee hereunder shall belong to Lessee.

                (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

                (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

                (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

        13. DEFAULT; BREACH; REMEDIES.

                13.1. DEFAULT; BREACH.

                A "DEFAULT" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "BREACH" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

                (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph
        8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

                (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) business days following written notice to Lessee.

                (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) a Tenancy Statement, (v) a requested subordination,
        (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice to Lessee.

                (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1 (a), (b) or
        (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days);
        (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph 13.1 (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

                (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor; (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty; (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing; (iv) a Guarantor's refusal to honor the guaranty; or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within sixty (60) days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

                13.2. REMEDIES.

                If Lessee fails to perform any of its affirmative duties or obligations, within ten (10) days after written notice (or in case of any emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of relating, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover the balance of damages owing under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If the notice and grace period required under Paragraph
        13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

                (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

                (d) If the nature of Lessee's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessee, shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

                13.3. INDUCEMENT RECAPTURE.

                Intentionally Omitted

                13.4. LATE CHARGES.

                Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to three percent (3%) of each such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

        13.5. INTEREST.

        Any monetary payment due Lessor hereunder, other than late charges and Rent received by Lessor within five (5) days after such amount shall be due, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

        13.6. BREACH BY LESSOR.

                (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

                (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION.

If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "CONDEMNATION"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the Premises, or more than twenty-five percent (25%) of the land area portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. See Addendum Paragraph 57. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15. BROKERS' FEE.

        15.1.

        [Intentionally omitted]

        15.2. ASSUMPTION OF OBLIGATIONS.

        [Intentionally omitted]

        15.3. REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS.

        Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers it, entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the Indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16. ESTOPPEL CERTIFICATES.

                (a) Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "ESTOPPEL CERTIFICATE" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

                (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's Rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel

        Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

                (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including, but not limited to, Lessees financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LESSOR.

The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. SEVERABILITY.

The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS.

Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. LIMITATION ON LIABILITY.

Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of the individual partners of Lessor or its or their individual, partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. TIME OF ESSENCE.

Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER.

This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23. NOTICES.

        23.1. NOTICE REQUIREMENTS.

        All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises. Shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

        23.2. DATE OF NOTICE.

        Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS.

No waiver by either Lessor or Lessee of the Default or Breach of any term, covenant or condition hereof by the other, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by the other of the same or of any other term, covenant or condition hereof. Lessor's or Lessee's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of the other's consent to, or approval of, any subsequent or similar act by the other requiring approval of the other hereunder, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING.

Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. NO RIGHT TO HOLDOVER.

Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES.

No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT.

All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW.

This Lease shall be binding upon the parties, their successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

        30.1. SUBORDINATION.

        This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lessor's Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

        30.2. ATTORNMENT.

        Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (1) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor; or (iii) be bound by prepayment of more than one (1) month's rent.

        30.3. NON-DISTURBANCE.

        With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "NON-DISTURBANCE AGREEMENT") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee's option, terminate this Lease so long as notice of such election to terminate is given to Lessor within ten (10) days following the end of such sixty
        (60) day period.

        30.4. SELF-EXECUTING.

        The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS' FEES.

If any Party brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32 LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS.

See Addendum Paragraph 58

33 AUCTIONS.

Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS.

Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. TERMINATION; MERGER.

Unless specifically stated otherwise in writing by Lessor and except as provided in a non-disturbance agreement between Lessor and any subtenant, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS.

Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37. GUARANTOR.

        37.1. EXECUTION.

        The Guarantors, if any, shall each execute a guaranty in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

        37.2. DEFAULT.

        It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION.

        Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39. OPTIONS.

        39.1. DEFINITION.

        "OPTION" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

        39.2. INTENTIONALLY OMITTED.

        39.3. MULTIPLE OPTIONS.

        In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

        39.4. EFFECT OF DEFAULT ON OPTIONS.

                (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease which Breach has not been cured, or (iv) in the event that Lessee has been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the six (6) month period immediately preceding the exercise of the Option.

                (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (1) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices of separate Default, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease which Breach has not been cured.

40. MULTIPLE BUILDINGS.

If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES.

Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS.

Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee, or the interconnection of the Premises with adjacent premises, as contemplated by Addendum Paragraph 60. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST

If at any time a dispute shall arise as to any amount or sum, of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. AUTHORITY.

If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within thirty
(30) days after request, deliver to the other Party satisfactory evidence of such authority.

45. CONFLICT.

Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER.

Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS.

This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this, Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. MULTIPLE PARTIES.

If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. MEDIATION AND ARBITRATION OF DISPUTES.

An Addendum requiring the Mediation of all disputes between the Parties and/or
Brokers arising out of this Lease  x  is     is not attached to this Lease.
                                  ---    ---

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

[THIS IS THE SIGNATURE PAGE FOR THAT CERTAIN LEASE DATED OCTOBER 15, 1999 BY AND BETWEEN CHAMPAGNE BUILDING GROUP, LP AS LESSOR AND SKECHERS USA, INC. AS LESSEE WITH RESPECT TO PROPERTY LOCATED AT 1670 S. CHAMPAGNE AVENUE, ONTARIO]

The parties hereto have executed this Lease at the place and on (the dates specified above their respective signatures.

Executed at: Manhattan Beach, Calif.                  Executed at: Manhattan Beach, CA

On: 11/16/99                                          On: November 15, 1999

By LESSOR:                                            By LESSEE:

Champagne Building Group, LP, a California            Skechers USA, Inc., a Delaware
limited partnership                                   corporation
D and D Champagne, LLC, California limited
liability company, General Partner

By: DONALD W. GILMOUR                                 By: DAVID WEINBERG

Name Printed: DONALD W. GILMOUR                       Name Printed: David Weinberg

Title:     Managing Member                            Title: Chief Financial Officer

By: [SIGNATURE ILLEGIBLE]                             By: Philip Paccione

Name Printed: [ILLEGIBLE]                             Name Printed: Philip Paccione

Address: 2240 University Drive, Suite 100             Address: 228 Manhattan Beach Blvd.
         Newport Beach, CA 92660                               Manhattan Beach, CA 90266

Telephone:     949-722-7058                           Telephone: 310-318-2082

Facsimile:     949-722-8565                           Fascimile: 310-798-7961

                                LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN BERNARDINO, AND IS DESCRIBED AS FOLLOWS:

PARCELS 18 AND 23 OF PARCEL MAP NO. 9252, AS SHOWN BY MAP ON FILE IN BOOK 107 PAGE(S) 75 THROUGH 82, INCLUSIVE, OF PARCEL MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA;

ALSO EXCEPTING THEREFROM ALL MINERAL AND ALL MINERAL RIGHTS, OIL AND GAS AND RIGHTS THERETO TOGETHER WITH SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF, SAID MINERALS BY ANY MEANS OR METHODS SUITABLE, BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF SAID LANDS AND IN SUCH A MANNER AS NOT TO DAMAGE SURFACE OF SAID LANDS OR TO INTERFERE WITH THE USE THEREOF, AS CONVEYED TO UNION PACIFIC LAND RESOURCES CORPORATION BY DEED RECORDED NOVEMBER 23, 1982 AS INSTRUMENT NO. 82-234011 OF OFFICIAL RECORDS.

                                    EXHIBIT A
                                   WORK LETTER

                                    EXHIBIT A

                                   WORK LETTER
                       1670 CHAMPAGNE AVENUE, ONTARIO, CA

        SKECHERS USA, INC as Tenant and CHAMPAGNE BUILDING GROUP LP as Landlord are executing, simultaneously with this Work Letter, a Standard Industrial/Commercial Single-Tenant Lease-Net (the "Lease"), covering certain Premises at 1670 S. Champagne Avenue, Ontario, California as more particularly described in the Lease. This Work Letter is hereby incorporated into such Lease as an Exhibit thereto. In consideration of the mutual covenants contained in the Lease, Tenant and Landlord hereby agree that the Premises shall be improved in accordance with the provisions of this Work Letter. To the extent that this Work Letter conflicts with any provision in the Lease, the provision of this Work Letter shall govern.

        1.1 BASE BUILDING AND RENT.

        Landlord and Tenant understand and acknowledge that Landlord has agreed to construct and deliver the "Base Building" to Tenant in exchange for Tenant's agreement to pay the Rent and comply with the other terms and conditions of the Lease.

                1.1.1 BASE BUILDING BY LANDLORD.

                The "Base Building" shall be constructed by Landlord's contractor at Landlord's sole cost and expense, except for Tenant's responsibilities for portions of the Base Building as set forth in Section 1.1.1.2, in accordance with the "Building Plans and Specifications" identified on the List of Building Plans and Specifications attached as Schedule 2 to this Work Letter, and as closely as reasonably possible substantially in accordance with the Preliminary Construction Schedule attached as Schedule 3 to this Work Letter. The "Base Building" is defined as and is described with particularity in the Building Plans and Specifications and includes, among other things, the items described in Section 1.1.1.1. If there is any conflict between the items described as included in Section 1.1.1.1 and the items of work included in the Building Plans and Specifications, the Building Plans and Specifications shall govern. The Base Building shall be constructed in a good and workmanlike manner and shall comply with all applicable laws, ordinances and codes, and the rules and regulations of all governmental authorities having jurisdiction and shall comply with all applicable insurance regulations.

                        1.1.1.1 INCLUDED IN BASE BUILDING.

                        The "Base Building" shall include, among other things, the following elements of the Building:

                                1.1.1.1. DESIGN, ARCH, ENGINEERING AND CITY
                                PROCESSING.

                                For building modification to raise the clear height from 30' clear to 39'6" clear;

                                1.1.1.2. OFFICE.

                                Office space at the north side of the warehouse of approximately 2,800 square feet to include three private offices approximately 12 feet x 15 feet. Restrooms to include: one men's with 3 stalls, 3 sinks, 3 urinals, one women's with 5 stalls, 3 sinks. Lunchroom of approximately 1,125 square feet and shall be accessible to the warehouse. Lunchroom and restrooms are per Architect specifications;

                                1.1.1.3. LIGHTING.

                                Metal halide warehouse lighting for 20-foot candles (assuming 7 fixtures per aisle for 38 aisles at racking area and on fixture at 30 foot x 32 foot on center in the balance of the building to achieve the 20 foot candles). Racking and aisle alignment information obtained from W.E.I., Skechers' consultant;

                                1.1.1.4. TRUCK LOADING.

                                Forty dock high (8'6" x 10") door with dock seal and light package. W.E.I. spec for 40 doors. Blue giant edge of dock levelers Model MD72255M with seal and light package.

                                1.1.1.1.1 Electrical for lighting and fans between every other door. 20 4-plex 20 amp plugs.

                                1.1.1.1.2 12'xl4' ground level doors at the north and south end of the building.

                                1.1.1.1.3 Ramp in back of the building at the rail door. Enlarge door. (12x14).

                                1.1.1.1.4 Provide two (2) dock high doors on the back of the north side (on the curve) of the building.

                                1.1.1.1.5 Provide two (2) paved pathways in back of the facility to allow forklift access between the new and existing facilities.

                                1.1.1.5. CLEAR HEIGHT

                                39'6" (except for the 1st 6' in front of the loading area by truck doors). This area will be 38';

                                1.1.1.6. FOIL INSULATED CEILING.

                                Upgrade the foil to multi-layer over the mezz area room grid 13 to 19. Approximately 60,000 square feet at 30 cents per foot;

                                1.1.1.7. SKYLIGHT.

                                Two and one-half percent (2 1/2%);

                                1.1.1.8. FANS.

                                Code-1/2 air change per hour. One additional air changes in total building. Two air changes in north 60,000 square feet in mezz area;

                                1.1.1.9. SPRINKLERS.

                                ESFR Specification using K-25 high capacity head increasing pipe size and flow rate so not to need pump;

                                1.1.1.10 FLOOR.

                                Floor spec 6" thick with 4000 P.S.I. tensile strength;

                                1.1.1.11 POWER.

                                2000 amp, 480/227 Volts, 3 Phase Sub panel to battery charging forklifts, 20 stations;

                                1.1.1.12 OUTSIDE LIGHTING.

                                Per Building Plans and specifications.

                        1.1.1.2 TENANT BASE BUILDING RESPONSIBILITIES.

                        Tenant has agreed to accept the responsibility to separately pay for the following items of Base Building work ("Tenant Base Building Responsibilities") even though such items are included within the Building Plans and Specifications:

                                1.1.1.2.1 ROOF TRUSSES.

                                Roof trusses have been modified and reengineered to carry additional loads to support Tenant's conveyor system per W.E.L spec and Tenant shall separately pay for the increased costs due to such modifications, which costs are agreed to be $17,300;

                                1.1.1.2.2 PAYMENT BY TENANT.

                                Upon execution of the Lease, Tenant shall pay to Landlord in cash an amount equal to the estimated cost of the item described in Section
                                1.1.1.2.1 as such amount is set forth in such Section.

                        1.1.1.3 TENANT REVIEW OF BUILDING PLANS AND
                        SPECIFICATIONS.

                        Tenant has reviewed and approved the plans and specifications for the Base Building including, without limitation, the Base Building design, Base Building systems, parking structure, and floor plans referred to on Schedule 2 (collectively, the "Building Plans"). Landlord may make changes to Building Plans without Tenant's consent provided that such changes do not change the size or the exterior dimensions of the Premises, do not cause changes to the Tenant Improvements, do not delay Tenant's construction of the Tenant Improvements, and provided further that the Base Building, when constructed in accordance with such revised Building Plans and Specifications, shall be comparable to, or better than, the Base Building described in the Building Plans and Specifications approved by Tenant.

        1.2. TENANT IMPROVEMENTS.

        The provisions of this Work Letter pertaining to the construction of Tenant Improvements shall apply only to the extent that Tenant elects to construct improvements within the Premises. Such provisions shall not be interpreted to "require" Tenant to build any Tenant Improvements. The provisions of this Work Letter relating to Tenant Improvements shall apply to the installation by Tenant of Tenant's contemplated "material handling system".

                1.2.1. TENANT'S GENERAL CONTRACTOR.

                Tenant, through Tenant's general contractor (who shall first be approved by Landlord, which approval shall not be unreasonably withheld or delayed), shall construct within the Premises those improvements (the "Tenant Improvements") shown on the Tenant's Final Space Plans (including, without limitation, the Tenant Base Building Responsibilities), as approved by the Landlord and Tenant pursuant to Section 2 below. Landlord hereby approves WEI as Tenant's general contractor. All Tenant Improvements shall be constructed pursuant to this Work Letter and shall be performed only by Tenant's general contractor pursuant to a construction contract approved by Landlord as set forth in Section 4.1.1. Tenant shall be responsible for the coordination and supervision of the construction of the Tenant Improvements by Tenant's general contractor. Tenant agrees that Tenant's general contractor shall be licensed and fully insured in the construction of the Tenant Improvements.

                1.2.2. TENANT FACILITIES.

                Tenant shall have the opportunity to incorporate special Tenant facilities ("Tenant Facilities") into the Premises as part of the Tenant Improvements including, without limitation, a material handling system, facilities for computers, telephone equipment rooms, file rooms, and other special facilities incidental to Tenants operations; provided, however, as follows:

                        1.2.2.1. COMPLIANCE WITH LAWS.

                        All such Tenant Facilities shall comply with all applicable laws, ordinances and codes, and the rules and regulations of all governmental authorities having jurisdiction;

                        1.2.2.2. FLOOR LOAD WEIGHTS.

                        The projected load weights per square foot for such areas shall be within the limits set forth in the Building Plans (unless such floors are capable of being reinforced, and Tenant, at Tenant's sole expense, reinforces the floors as, necessary);

                        1.2.2.3. COMPLIANCE WITH INSURANCE.

                        All such Tenant Facilities shall comply with all applicable insurance regulations;

                        1.2.2.4. LANDLORD APPROVAL OF SPECIFICATIONS.

                        The specifications for such Tenant Facilities have been reasonably approved by Landlord as consistent with the design and engineering specifications for the Base Building;

                        1.2.2.5. REQUIRED CHANGES TO BASE BUILDING WORK.

                        To the extent such Tenant Facilities require changes to the Base Building, such changes shall be made by Landlord, at Tenant's cost (all such work shall be charged to Tenant at competitive rates which would be charged by qualified third party contractors of similar quality and reputation as Landlord's contractor if such work were bid out);

                        1.2.2.6. DELAYS CAUSED BY TENANT FACILITIES.

                        To the extent the inclusion of such Tenant Facilities or the construction of the Tenant Improvements causes delays of the Substantial Completion of the Base Building by Landlord, the date on which the Landlord shall be deemed to have delivered the Base Building for all purposes with respect to this Work Letter and the Lease shall be the date upon which Landlord would have delivered the Base Building but for the delays attributable to Tenant Facilities requested by Tenant hereunder.

2. PLANS AND SPECIFICATIONS FOR TENANT IMPROVEMENTS

        2.1. TENANT CONSULTANTS.

        Tenant shall retain an architect of its choice and, at Tenant's election, a space planner, each subject to Landlord's approval (which shall not be unreasonably withheld or delayed) to prepare the plans and specifications described hereinafter for the Tenant Improvements.

        2.2. TENANT SCHEMATIC SPACE PLANS.

        Tenant shall cause its architect (or space planner) to furnish to Landlord for Landlord's approval (which shall not be unreasonably withheld) space plans sufficient to convey the architectural design of the Premises, including without limitation, the location of doors, partitions, electrical and telephone outlets, plumbing fixtures, heavy floor loads and other special requirements, together with reflective ceiling plans, and plans for any improvements to be constructed outside of the Base Building ("Tenant's Schematic Space Plans"). Landlord's approval or disapproval shall be given within ten (10) days of receipt of such plans. If Landlord shall reasonably disapprove of any portion of Tenant's Schematic Space Plans, Landlord shall advise Tenant of Landlord's required revisions, and the reasons therefor. Tenant shall then submit to Landlord, for Landlord's approval, a redesign of Tenant's Schematic Space Plans, incorporating the revisions required by Landlord, as modified by Tenant, which modifications must be approved by Landlord prior to Tenant's submission of the "Tenant's Final Space Plans" (as such term is defined below).

        2.3. TENANT'S FINAL SPACE PLANS.

        Tenant shall cause its architect (or space planner) to prepare from Tenant's approved Tenant's Schematic Space Plans complete architectural plans, drawings and specifications and, utilizing Landlord's mechanical, electrical, life safety and structural engineers, complete engineered mechanical, electrical, life safety, sprinkler, plumbing and structural working drawings for (a) all of the Premises, showing the subdivision, and layout desired by Tenant therefor, and (b) any internal or external communications or special utility facilities which will require conduiting, or other improvements within the Base Building, all in such form and in such detail as may be reasonably required by Landlord (collectively, "Tenant's Final Space Plans"). Tenant's Final Space Plans shall (i) be compatible with the Base Building and with the design and construction of and the equipment and systems within the Base Building including, without limitation, the heating, ventilating and air conditioning, life safety, sprinkler, plumbing and electrical systems;
        (ii) comply with all applicable laws, ordinances and codes, and the rules and regulations of all governmental authorities having jurisdiction; and (iii) comply with all applicable insurance regulations. Tenant shall submit the Tenant's Final Space Plans for the approval (which shall not be unreasonably withheld or delayed) of Landlord and otherwise in the same manner as provided in Section 2.2 above for approval by Landlord of Tenant's Schematic Space Plans.

        2.4. QUALITY OF TENANT IMPROVEMENTS.

        The Tenant Improvements shall not require extraordinary building services (unless Tenant agrees to pay the excess actual costs associated therewith) or overload the floors. Any required floor reinforcements above the floor load levels set forth in Building Plans shall be at Tenant's cost.

        2.5. RESPONSIBILITY FOR GOVERNMENTAL APPROVALS.

               2.5.1. TENANT IMPROVEMENTS.

               Tenant (or its architect or space planner) shall be responsible, at Tenant's sole cost, for obtaining approval of the Tenant's Final Space Plans by all governmental agencies having jurisdiction of the Premises, together with all other governmental approvals with respect to the installation of the Tenant Improvements, including any necessary building permits and all other necessary permits and the temporary and permanent Certificates of Occupancy for the Premises.

               2.5.2. BASE BUILDING WORK.

               Landlord or Landlord's engineers, at Landlord's cost, shall obtain all necessary approvals, permits and licenses specifically required for the Base Building, including without limitation, electrical, mechanical and structural engineering of the Base Building. Landlord shall reasonably cooperate with Tenant in obtaining all other necessary approvals and permits.

        2.6. INSPECTION BY LANDLORD.

        From time to time during Tenant's construction of the Tenant Improvements, Landlord may inspect the work in place upon the Premises for compliance with the Tenant's Final Space Plans.

3. ALLOWANCE FOR WORK AND WORK COST.

        3.1. TENANT IMPROVEMENT ALLOWANCE.

        Tenant shall receive NO allowance from Landlord for the construction of the Tenant Improvements. All Tenant Improvement work shall be contracted by Tenant and the entire Work Cost for any Tenant Improvements shall be paid directly by Tenant.

        3.2. CHANGES TO BASE BUILDING WORK.

        If the Tenant's Final Space Plans or any amendment thereof or supplement thereto shall require changes in the Base Building including any change to accommodate Tenant's Tenant Facilities or the Tenant Improvements pursuant to Section 1.2.2 above, and such proposed changes are acceptable to Landlord, in its reasonable discretion, the cost of such changes shall be paid directly by Tenant. The cost of such changes to the Base Building shall include all direct architectural and/or engineering fees and expenses in connection therewith, including plan check and inspection fees. Landlord shall notify Tenant within ten (10) days following Landlord's receipt of Tenant's Final Space Plans whether or not and, if so, to the estimated extent, shall require changes in the Base Building.

        3.3. PAYMENT OF TENANT IMPROVEMENT WORK COSTS.

        Tenant shall be responsible for and shall pay directly all costs of the Tenant Improvements and Landlord shall have no responsibility therefor.

        3.4. CHANGES TO PLANS.

        In the event that changes to the Tenant's Schematic Space Plans or Tenant's Final Space Plans are requested by Tenant or required by any governmental agency subsequent to Landlord's approval thereof, except for non-material changes, such changes and the costs thereof shall be forwarded to Landlord for approval (which approval shall not be unreasonably withheld) prior to incorporation into the work, provided, however, that Landlord shall be obligated to approve any changes required by any governmental agency. After Landlord's approval of the changes and the costs thereof, the changes shall be incorporated into the work by means of a change order.

4. CONSTRUCTION.

        4.1. CONSTRUCTION OF TENANT IMPROVEMENTS.

        Upon written notice from Landlord that the Base Building has been sufficiently completed and/or the Premises are reasonably available for the construction of the Tenant Improvements hereunder and the Tenant make now take Early Possession (as defined in Paragraph 3.2 of the Lease), Tenant shall have the right, but not the obligation, to take Early Possession and to direct Tenant's contractor to immediately commence and diligently complete construction of the Tenant Improvements.

                4.1.1. LANDLORD APPROVAL OF CONSTRUCTION CONTRACT.

                Such construction shall be carried out pursuant to a construction contract approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Such construction contract shall provide for retention of ten percent (10%) of the monthly progress payments. Landlord shall have the right, but not the obligation, to demand that Tenant promptly cause its contractor(s) to correct any or the following or, if so ordered by Landlord, to stop the work upon the occurrence of any of the following:

                        4.1.1.1. LIENS.

                        In the event any materialmen's, mechanic's or other lien is filed against the Premises and not promptly removed, or in the event all subcontractors are not compensated in due course for work performed with respect to the construction of the Tenant Improvements;

                        4.1.1.2. POOR WORKMANSHIP.

                        If any portion of the Tenant Improvements constructed under Tenant's direction is of inadequate or inferior quality or workmanship and Tenant does not diligently proceed to replace or repair such inadequate or inferior work upon written notice from Landlord;

                        4.1.1.3. TENANT VIOLATION.

                        If the contractor fails in any material way to adhere to the provisions of the Lease, including, without limitation, the provisions of this Work Letter, and such violation has not been remedied within five (5) business days of Tenant's receipt of written notice from Landlord, or if such violation is of a nature such that it can not be reasonably cured within a five (5) business days period, if Tenant or its contractor has not commenced to cure within such period and diligently proceeded to cure thereafter;

        4.2. TENANT IMPROVEMENT SCHEDULE.

        Prior to commencement of any Tenant Improvement work in the Premises, Tenant shall furnish for approval to Landlord in writing a schedule setting forth projected completion dates and showing the deadlines for any actions required to be taken by Landlord and Tenant during such construction.

        4.3. LANDLORD APPROVAL OF TENANT SUBCONTRACTORS.

        Landlord shall have the right to approve all subcontractors designated by Tenant or Tenant's agents or contractor for work on the Premises with respect to construction of the Tenant Improvements which subcontractors work is material to the construction of the Tenant Improvements or material in relation to the Base Building, which approval shall not be unreasonably withheld or delayed, and which approval or disapproval shall be given by Landlord within ten (10) days after Tenant submits a list of subcontractors for Landlord's approval. Landlord hereby approves WEI as a subcontractor for Tenant.

        4.4. REQUIREMENTS FOR CARRYING OUT LANDLORD'S AND TENANT'S WORK.

        Landlord and Tenant agree that all construction work shall be carried out at such times as Landlord directs, in accordance with reasonable rules and regulations, promulgated by Landlord and in such a manner as to minimize as much as reasonably possible interference with the work of either Landlord or Tenant, and, without limiting the generality of the foregoing, in accordance with the following:

                4.4.1. QUALITY WORK.

                Such work shall be performed in a good and workmanlike manner and in accordance with all applicable laws.

                4.4.2. BONDS, LICENSE AND INSURANCE.

                Prior to Tenant commencing work on the Premises, Tenant shall cause Tenant's contractor to furnish to Landlord, at Tenant or Tenant's contractor's cost, and Landlord shall cause Landlord's contractor to furnish to Tenant, at Landlord or Landlord's contractor's cost, (i) evidence satisfactory to the other that such party's contractor has a valid and appropriate license; and
                (ii) sufficient evidence that such
                contractor is carrying workmen's compensation insurance in statutorily required amounts, together with general liability insurance naming Landlord or Tenant, as the case may be, its lender and its managing agent as additional insureds in such limits and with such insurers as are reasonably appropriate under the circumstances.

                4.4.3. LANDLORD RIGHT TO INSPECT.

                Landlord shall have the right to enter the Premises at all times to inspect the work and to post notices of nonresponsibility.

                4.4.4. NO LIENS.

                Tenant shall ensure lien free completion of the Tenant Improvement Work and Landlord shall ensure lien free completion of the Base Building. If a lien is filed and is attributable to the work of the other, the party responsible shall within thirty
                (30) days of receiving written notice thereof either discharge such lien or, if such party determines to contest such lien, post a bond in accordance with Section 3143 of the California Civil Code releasing the Building and Premises from such lien. If such party fails to discharge such lien or to post such bond to discharge such lien, the other party shall have the right to discharge such lien and to bill the other party for the cost thereof, which cost shall be reimbursed to the party posting such bond within five (5) business days.

                4.4.5 CONCURRENT WORK.

                It is Landlord's intention to permit Tenant to take Early Possession of the Premises on or before March 1, 2000. When Landlord permits Tenant to take Early Possession, it is likely that Landlord's work on the Base Building will not be complete. Landlord and Tenant agree that if Tenant takes Early Possession before Substantial Completion of the Base Building has occurred that both Landlord and Tenant will cooperate with the other and instruct their respective contractors and subcontractors to cooperate with those of the other and to minimize the interference with the work of the other.

                4.4.6 UNION LABOR.

                Each of Landlord and Tenant has indicated to the other that they intend to use only non-union labor for work on the Premises. Each party agrees that prior to Landlord or Tenant or their respective contractors or subcontractors permitting union trades to perform work on the Premises, the party so permitting union trades will first notify the other party and shall obtain and deliver to the other party a certificate of non-interference so that injunctive relief would be available should the union trades attempt to interfere with the activities of the non-union trades.

                If either Landlord or Tenant or their respective contractors or subcontractors invite or acquiesce in union trades performing work on the Premises and if union interference should arise during the course of construction as a result of such union trades performing work on the Premises, the party responsible for such union trades performing work on the Premises shall be responsible for promptly resolving such interference and as to such responsible party, such interference shall NOT constitute a Force Majeure event. On the other hand, such interference SHALL constitute a Force Majeure event as to the party not so responsible for such interference.

                In the event of union interference that is not the responsibility of either Landlord or Tenant as described in the preceding paragraph, then the party targeted by such union interference shall be responsible for resolving such interference as expeditiously as possible. To the extent any such interference occurs, such interference shall constitute a Force Majeure event for both Landlord and Tenant.

5. TENANT ACCESS.

        5.1. LANDLORD TO PROVIDE ACCESS.

        Landlord shall upon and after the Early Possession Date, during the hours set for in Schedule 1 to this Work Letter ("Access Hours"), provide Tenant and Tenant's employees, space planners, architects, contractors and subcontractors, reasonable access to the Premises, along with adequate electricity and lighting available to the Premises for the purpose of constructing the Tenant Improvements and installing Tenant's furniture, fixtures, equipment (including telephone, communications and computer equipment) and personal property for use in the Premises.

        5.2. STOCKING OF MATERIALS.

        All stocking of major materials for use in the Tenant Improvements shall be performed after regular business hours.

        5.3. SUBJECT TO LANDLORD'S RULES & REGULATIONS.

        Subject to Section 5.1 above, Tenant's rights of access, construction and installation hereunder shall be subject to the reasonable rules and the direction of Landlord.

        5.4. FREE OF LANDLORD MATERIALS.

        Tenant's Lease space shall be free of any debris, and any material or inventory stored by Landlord, prior to Tenant's move-in to the Premises.

6. INDEMNIFICATION.

Tenant hereby indemnifies Landlord and agrees to protect, defend and hold Landlord, its constituent members, affiliates, partners, and their respective agents, officers and employees, harmless from and against any and all losses, costs, liabilities, damages, demands, claims, causes of action and expenses (including attorneys' fees and court costs) by reason of damage to the Base Building, Premises or the property of others and/or personal injury, including death, which may arise from the Tenant Improvement work in the Premises, whether caused by Tenant, Tenant's contractor or any subcontractor, or anyone directly or indirectly employed by any of them.

Landlord hereby indemnifies Tenant and agrees to protect, defend and hold Tenant, its constituent members, affiliates, partners, and their respective agents, officers and employees, harmless from and against any and all losses, costs, liabilities, damages, demands, claims, causes of action and expenses (including attorneys' fees and court costs) by reason of damage to the Base Building, Premises or the property of others and/or personal injury, including death, which may arise during the construction of the Base Building, whether caused by Landlord, Landlord's contractor or any subcontractor, or anyone directly or indirectly employed by any of them.

7. MISCELLANEOUS.

        7.1. TENANT'S ENTRY INTO THE PREMISES PRIOR TO SUBSTANTIAL COMPLETION.

        Contractor shall allow Tenant and/or Tenant's agents access to the Premises as of the Early Possession Date prior to the Substantial Completion of the Base Building for the purpose of Tenant and/or Tenant's agents constructing the Tenant Improvements and installing equipment or fixtures (including Tenant's data and telephone equipment and related cabling) in the Premises.

        7.2. TENANT'S REPRESENTATIVE.

        Tenant has designated Paul Galliher as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

        7.3. LANDLORD'S REPRESENTATIVE.

        Landlord has designated Donald Gilmour as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

        7.4. PUNCH LIST ITEMS.

        Within thirty (30) days of the Substantial Completion of the Premises, Tenant shall provide Landlord a punch list (latent and hidden defects excepted), which punch list shall consist of those decorative and minor mechanical type adjustments which do not materially interfere with Tenant's use of the Premises. Upon receipt of the punch list,

        Landlord shall, at Landlord's sole cost and expense, proceed to diligently remedy all such items within forty-five (45) days of such receipt.

        7.5. MISCELLANEOUS CHARGES.

        During the period of construction of the Tenant Improvements and Tenant's move into the Premises, neither Tenant nor Tenant's agents shall not be charged for, directly or indirectly, parking, restrooms, HVAC usage, electricity, water, elevator usage, loading dock usage, freight elevator usage, or security.

        7.6. STAGING AREA STORAGE SPACE.

        During the period commencing on the date of this Lease and prior to the Commencement Date, Tenant shall have the right, without the obligation to pay rent, to use such portion of the Premises designated by Landlord for the purposes of storing and staging Tenant's property. With respect to this free storage space, Tenant shall provide all insurance and any necessary fencing or other protective facilities. Tenant shall hold Landlord harmless and indemnify Landlord from and against any and all loss, liability or cost arising out of or in connection with use of this storage space by Tenant, except to the extent caused by the negligence or willful misconduct of Landlord.

        7.7. SECOND STORY OFFICE.

        Landlord acknowledges that Tenant may elect to add a second story to the "office" portion of the Premises. The first floor of such "office" is included as part of the Base Building. If Tenant elects to add the second story at any time, such work will be treated as a Tenant Improvement and shall be processed and constructed in accordance with the terms and conditions therefor set forth in this Work Letter. Landlord hereby consents to Tenant's adding such second floor so long as Tenant otherwise complies with this Work Letter as to the construction of such second story addition. Landlord agrees that if Tenant adds such second floor, such second floor will become part of the Premises, and Tenant will not be required to remove it at the expiration of Lease.


INITIALS OF LANDLORD                         INITIALS OF TENANT


/s/ [Signature Illegible]                    /s/ [Signature Illegible]
-----------------------------------          -----------------------------------

                            SCHEDULE 1 TO WORK LETTER
                        CONTRACTOR RULES AND REGULATIONS
                      1670 S. CHAMPAGNE AVENUE, ONTARIO, CA

      The following are the Rules and Regulations for construction personnel performing work as contractors or suppliers of Tenant at 1670 S. Champagne Avenue, Ontario, California.

        1.1 BUILDING ACCESS

                1.1.1 PARKING

                All personnel shall park on the portion of the Premises designated for such purpose by Landlord from time to time.

                1.1.2 STOCKING OF MATERIALS-LARGE QUANTITIES

                Stocking of large amounts of materials to be done between 7:00 p.m. and 7:00 a.m.

                1.1.1. STOCKING OF MATERIALS-SMALL QUANTITIES

                Stocking of small amounts of materials may be done between 7:00 a.m. and 7:00 p.m.

                1.1.2. NO STAGING ON SIDEWALKS OR STREET

                No materials may be staged (for ANY length of time) on sidewalks or the street.

        1.2 JOBSITE

                1.2.1 TRASH

                Food and debris shall be disposed of in trash receptacles. Each subcontractor shall remove DAILY its construction debris and trash.

                1.2.2 FOOD AND DRINK

                No food and drink is allowed in areas where finishes have been installed; i.e., carpet, paint, wall coverings, etc.

                1.2.3 WORK NEAR DEMISING WALLS

                When performing work near the demising wall of an adjacent occupied suite, noisy tasks (screw guns, etc.) must be performed before 7:30 a.m.

                1.2.4 NO DRAGGING ACROSS FLOORS

                Ladders, other equipment and materials must not be dragged across floors.

                1.2.5 USE OF RESTROOMS

                Restrooms will not be used to fill buckets, make pastes, wash buckets, etc.

        1.3 SECURITY/PASS DOWNS

        Normal working hours are from 7:00 a.m. to 5 p.m.

        All work which occurs after normal working hours (between 5 p.m. and 7 a.m.) must be coordinated with the Building Manager.

        1.4 FIRE, LIFE SAFETY

        Landlord will be notified of all work that affects the various Fire Life Safety systems in the Building. The electrical subcontractors, sprinkler subcontractors, and perhaps other subs must contact Landlord's representative or Landlord's general contractor (via Tenant's general contractor) to arrange for the Building Engineer to disable smoke detectors, bring the Building off-line, drain the sprinkler system, etc., and coordinate inspections with the Ontario Fire Department.

                            SCHEDULE 2 TO WORK LETTER
                    LIST OF BUILDING PLANS AND SPECIFICATIONS
                      1670 S. CHAMPAGNE AVENUE, ONTARIO, CA


SOILS REPORT:

Geotechnical Engineering Investigation, Project Number 8104-99 dated May 12, 1999 by NorCal Engineering.

CIVILS:

Sheets 1 of 5 through 5 of 5, Grading, Sewer and Water Plans red stamped BID SET SEP 22 1999 by Walden & Associates.

ARCHITECTURAL:

Project Manual dated September 27, 1999 and Sheets A0.1, A0.2, A0.2-1 through A0.2-3, A1.1, A2.1, A2.1-R1, A2.1-R2, A2.2, A2.3, A3.1 through A3.6, A4.1 through A4.5, A5.1 and AD.1 through AD.6 red stamped BID SET SEP 22 1999 by Hill Pinckert Architects.

STRUCTURAL:

Sheets S-1 through S-4, PNL1 through PNL4, SD1 through SD9, SS1 and SW-1 through SW-3 red stamped BID SET SEP 22 1999 by Mark Dale Associates.

ELECTRICAL:

Sheets ElA, E2A and SL1 red stamped BID SET SEP 22 1999 by Gregg Electric.

PLUMBING:

Sheet P-1 red stamped BID SET SEP 22 1999 by C W Plumbing & Design, Inc.

MECHANICAL:

Sheet M1 red stamped BID SET SEP 22 1999 by Air Control Systems Inc.

LANDSCAPE:

Sheets T-1 and L-1 through L-9 red stamped BID SET SEP 22 1999 by Hunter Landscape Services.

FIRE SPRINKLER:

Sheets 1 of 9 through 9 of 9 red stamped BID SET SEP 22 1999 by J.M. Carden Sprinkler Co., Inc.

                            Schedule 3 To Work Letter
                        Preliminary Construction Schedule
                                [To be Attached]

                         CHAMPAGNE PRELIMINARY SCHEDULE
                        FULLMER CONSTRUCTION.....11/4/99

-----------------------------------------------------------------------------------------------------------------------------------
                                                          NOVEMBER    DECEMBER       JANUARY            FEBRUARY           MARCH
                                                        ---------------------------------------------------------------------------
                                                            11/14   11/29   12/12   12/26   1/9   1/23   2/4   2/20   3/5   3/19
-----------------------------------------------------------------------------------------------------------------------------------
NO.  DURATION  START     FINISH     TASK NAME
--------------------------------------------------------
1    6 days   11/15/99   11/24/99   GRADING
--------------------------------------------------------
2   40 days   11/26/99    1/29/00   BLDG CONCRETE
--------------------------------------------------------
3   17 days   11/30/99   12/29/99   SEWER & STORM DRAIN
--------------------------------------------------------
4   10 days   12/21/99     1/2/00   FIRE AND WATER LINES
--------------------------------------------------------
5   10 days     1/4/00    1/17/00   EDISON & PHONE
--------------------------------------------------------
6    3 days    1/18/00    1/20/00   SLEEVES RIGHT OF WAY
--------------------------------------------------------
7   10 days    1/21/00     2/3/00   FOUR APPROACHES
--------------------------------------------------------
8    6 days    1/28/00     2/4/00   LIFT BUILDING &
                                    SCAN WALLS
--------------------------------------------------------
10   4 days    1/31/00     2/5/00   WELD
--------------------------------------------------------
11   4 days    1/31/00     2/3/00   SET COLUMNS
--------------------------------------------------------
13   4 days    2/2/00      2/7/00   WATER BLAST
--------------------------------------------------------
17  20 days    2/3/00      3/1/00   SACK-TRKWELL-GLASS-
                                    REST
--------------------------------------------------------
12  16 days    2/4/00     2/24/00   K-BRACE WORK
--------------------------------------------------------
14  20 days    2/4/00      3/2/00   ROOF STRUCTURE
--------------------------------------------------------
9   2 days     2/7/00      2/9/00   GROUT PANELS
--------------------------------------------------------
16  20 days    2/8/00      3/7/00   SITE CONCRETE
--------------------------------------------------------
??  25 days   2/11/00     3/18/00   O.H. FIRE SPRINKLERS
--------------------------------------------------------
18  ? days    2/18/00     2/28/00   PERIMETER CONDS/
                                    DRAINS/B.FILL
--------------------------------------------------------
20  8 days    2/23/00      3/1/00   BUILD & LITE CURBS
--------------------------------------------------------
23  2 days    3/2/00       3/3/00   H2O RINSE
                                    BUILDING
--------------------------------------------------------
26  3 days    3/2/00      3/6/00    ROOF SHEET METAL
--------------------------------------------------------
16  3 days    3/3/00      3/6/99    FULL BRACES
--------------------------------------------------------
2? 10 days    3/6/00      3/7/00    FOURSTRIP
--------------------------------------------------------
??  2 days    3/5/00      3/7/00    CAULK PANEL JOINTS
--------------------------------------------------------
??  2 days    3/7/00      3/8/00    ROOF INSPECTION &
                                    CORRECT
--------------------------------------------------------
?? 10 days    3/8/00     3/21/00    PRIME PAINT BLDG.
                                    EXT.
--------------------------------------------------------
40  2 days    3/8/00      3/?/00    STAKE C&G
--------------------------------------------------------
31 16 days    3/9/00     3/27/00    ROOFING
--------------------------------------------------------
42  2 DAYS   3/10/00     3/13/00    GRADE C&G
--------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                               APRIL          MAY           JUNE
                                                        --------------------------------------------------
                                                            4/2    4/16    4/30   5/14    5/29    6/11
----------------------------------------------------------------------------------------------------------
NO.  DURATION  START     FINISH     TASK NAME
--------------------------------------------------------
1    6 days   11/15/99   11/24/99   GRADING
--------------------------------------------------------
2   40 days   11/26/99    1/29/00   BLDG CONCRETE
--------------------------------------------------------
3   17 days   11/30/99   12/29/99   SEWER & STORM DRAIN
--------------------------------------------------------
4   10 days   12/21/99     1/2/00   FIRE AND WATER LINES
--------------------------------------------------------
5   10 days     1/4/00    1/17/00   EDISON & PHONE
--------------------------------------------------------
6    3 days    1/18/00    1/20/00   SLEEVES RIGHT OF WAY
--------------------------------------------------------
7   10 days    1/21/00     2/3/00   FOUR APPROACHES
--------------------------------------------------------
8    6 days    1/28/00     2/4/00   LIFT BUILDING &
                                    SCAN WALLS
--------------------------------------------------------
10   4 days    1/31/00     2/5/00   WELD
--------------------------------------------------------
11   4 days    1/31/00     2/3/00   SET COLUMNS
--------------------------------------------------------
13   4 days    2/2/00      2/7/00   WATER BLAST
--------------------------------------------------------
17  20 days    2/3/00      3/1/00   SACK-TRKWELL-GLASS-
                                    REST
--------------------------------------------------------
12  16 days    2/4/00     2/24/00   K-BRACE WORK
--------------------------------------------------------
14  20 days    2/4/00      3/2/00   ROOF STRUCTURE
--------------------------------------------------------
9   2 days     2/7/00      2/9/00   GROUT PANELS
--------------------------------------------------------
16  20 days    2/8/00      3/2/00   SITE CONCRETE
--------------------------------------------------------
??  25 days   2/11/00     3/18/00   O.H. FIRE SPRINKLERS
--------------------------------------------------------
18  ? days    2/18/00     2/28/00   PERIMETER CONDS/
                                    DRAINS/B.FILL
--------------------------------------------------------
20  8 days    2/23/00      3/1/00   BUILD & LITE CURBS
--------------------------------------------------------
23  2 days    3/2/00       3/3/00   H2O RINSE
                                    BUILDING
--------------------------------------------------------
26  3 days    3/2/00      3/6/00    ROOF SHEET METAL
--------------------------------------------------------
16  3 days    3/3/00      3/6/99    FULL BRACES
--------------------------------------------------------
2? 10 days    3/6/00      3/7/00    FOURSTRIP
--------------------------------------------------------
??  2 days    3/5/00      3/7/00    CAULK PANEL JOINTS
--------------------------------------------------------
??  2 days    3/7/00      3/8/00    ROOF INSPECTION &
                                    CORRECT
--------------------------------------------------------
?? 10 days    3/8/00     3/21/00    PRIME PAINT BLDG.
                                    EXT.
--------------------------------------------------------
40  2 days    3/8/00      3/?/00    STAKE C&G
--------------------------------------------------------
31 16 days    3/9/00     3/27/00    ROOFING
--------------------------------------------------------
42  2 DAYS   3/10/00     3/13/00    GRADE C&G
--------------------------------------------------------

                         CHAMPAGNE PRELIMINARY SCHEDULE
                       FULLMER CONSTRUCTION . . . 11/4/99

                                          NOVEMBER    DECEMBER   JANUARY FEBRUARY   MARCH      APRIL        MAY    JUNE
                                          --------    --------   ------- --------   -----      -----        ---    ----
ID DURATION  START  FINISH   TASK NAME  11/14 11/28 12/12 12/26 1/9 1/23 2/8 2/20 3/6 3/18 4/2 4/16 4/30 5/14 5/28 6/11
-- --------  -----  ------   ---------  ----- ----- ----- ----- --- ---- --- ---- --- ---- --- ---- ---- ---- ---- ----
34 16 days  3/13/00 3/31/00 FOIL AT ROOF

64  4 days  3/13/00 3/16/00 CURB AND
                              GUTTER

37 11 days  3/14/00 3/30/00 GLAZING

38  2 days  3/18/00 3/18/00 SET ELECT
                              GEAR

38 11 days  3/18/00 3/30/00 BUILD ELECT
                              ROOM

46  2 days  3/17/00 3/28/00 FINAL GRADE
                              WALKS 1ST

22 10 days  3/20/00 3/31/00 DOCK
                              EQUIPMENT

27 18 days  3/20/00  4/7/00 ROLL-UP
                              DOORS

28  4 days  3/20/00 3/23/00 EXT. MAN
                              DOORS

44  6 days  3/20/00 3/27/00 WALKS & MAN
                              DR. PADS

60  2 days  3/24/00 3/23/00 CLEAN & REAL
                              FLOOR

36 12 days  3/24/00 4/10/00 HI-BAY LITES

83  2 days  3/24/00 3/31/00 BASE & PAVE
                              P.LOT

32  7 days  3/30/00  4/7/00 SKYLITES

33  8 days  3/30/00  4/8/00 ROOF EXHAUST
                              UNITS

41   1 day  3/30/00 3/30/00 CAULK
                              SCUPPERS

43  3 days  3/31/00  4/4/00 DOWNSPOUTS

47   1 day  3/31/00 3/31/00 EDISON/GTE
                              ENERGIZED

38  8 days  3/31/00 3/31/00 RACKS BEGIN
                               IF CITY
                               "OK"(S)

49  8 days   4/2/00 4/12/00 FENCE &
                              GATES

51  2 days   4/3/00 4/12/00 STRIPE P.LOT

88 20 days   4/4/00  6/1/00 LANDSCAPE

38  2 days   4/5/00  4/8/00 HAND RAILS &
                              TRASH
                              GATES

64  8 days  4/16/00 4/17/00 FINISH EXT.
                              BLDG.
                              PAINT

65 10 days   5/2/00 5/15/00 BLDG. FINALS

29  0 days  5/16/00 5/16/00 JOB COMPLETE

                                    EXHIBIT B
                       PROTECTED LESSEE OWNED ALTERATIONS
                     [TO BE LISTED BY LESSEE AND ATTACHED]

                                    EXHIBIT B
                       PROTECTED LESSEE OWNED ALTERATIONS

Material Handling system whose components include, but are not limited to, the following:

A tilt tray sorter, conveyor (consisting of, among other things, certain mechanical equipment, spiral chutes, spiral declines and truck loaders), platforms and pick modules (which platforms and pick modules consist of, among other things, a main platform, induction platforms, level modules, shelving, fire protection, lighting and footings), case sealers, in-line scales and auto-tie bailers

                                    ADDENDUM
                                [TO BE ATTACHED]

                        ADDENDUM TO INDUSTRIAL/COMMERCIAL
                            SINGLE-TENANT LEASE - NET
     LESSOR: Champagne Building Group, LP, a California limited partnership
              LESSEE: Skechers USA, Inc., a California Corporation
                          LEASE DATED: October 15, 1999

The following provisions are added to that certain Standard Industrial/Commercial Single-Tenant Lease-Net dated for reference purposes as of October 15, 1999, by and between Champagne Building Group LP, a California limited partnership, as Lessor, and Skechers, USA, Inc., a California Corporation, as Lessee. In the event of any conflict between the terms of the Printed Lease and this Addendum, the terms of this Addendum shall control.

50. Rent: For the first sixty (60) months of the original term of the lease the Base Rent is $85,693.00 net per month. Beginning on the sixty-first (61st) month and continuing until the eighty-fourth (84th) month, the Base Rent shall be $92,285.00 net per month.

51. [intentionally omitted]

52. Option to Extend Term: Lessee shall have one option (the "Option") to extend the Term of the Lease for a period of five (5) years (hereafter the "Option Period"), provided that all of the following conditions are satisfied: (a) Lessee shall provide Lessor with written notice (the "Option Exercise Notice") of Lessee's election to exercise the Option not less than one hundred eighty
(180) nor more than three hundred sixty (360) days prior to the expiration of the Original Term of the Lease, and (b) no default by Lessee of its obligations under this Lease shall have occurred and be continuing, either at the time Lessee delivers the Option Exercise Notice to Lessor or at the commencement of the Option Period. The Base Rent for Option Period shall be equal to ninety-five percent (95%) of the Fair market Rental Value (as defined below) for comparable industrial buildings in the City of Ontario, but in no event shall the monthly Base Rent for Option Period be less than the monthly Base Rent for the last month of the Original Term.

52.1 Upon receipt by Lessor of an Option Exercise Notice, Lessor and Lessee shall confer and attempt to agree upon the initial monthly Base Rent for the Option Period. If such an agreement is not reached within thirty (30) days following the receipt of such notice by Lessor, then Fair Market Rental Value ("FMRV") for the Premises shall be determined as provided in Paragraph 52.2 below.

52.2 To determine FMRV, Lessor shall engage at its sole cost and expense a MAI certified appraiser ("Lessor's Appraiser") who shall render a written opinion of the FMRV for the Premises ("Lessor's FMRV"). Lessee shall have five (5) business days to accept or reject Lessor's FMRV. If Lessee accepts Lessor's FMRV, Lessee shall reimburse Lessor for one-half of the fees and expenses of Lessor's Appraiser. If Lessee rejects such determination of FMRV, Lessee shall engage at its sole cost and expense a second Independent MAI certified appraiser ("Lessee's Appraiser") who shall also render a written opinion of the FMRV for the Premises ("Lessee's FMRV"). If Lessor's FMRV is less than 10% greater or less than Lessee's FMRV, then the FMRV for the Premises shall be the average of Lessor's FMRV and Lessee's FMRV. If the difference between Lessor's FMRV and Lessee's FMRV is 10% or more, and Lessor and Lessee cannot agree between themselves as to the FMRV for the Premises, then FMRV shall be determined by a third independent MAI certified appraiser (the "Third Appraiser") mutually selected by Lessor's Appraiser and Lessee's Appraiser; provided, however, in no event will the FMRV be less than the lowest of Lessor's FMRV and Lessee's FMRV nor higher than the highest of Lessor's FMRV and Lessee's FMRV. The Third Appraiser shall render a written opinion of the FMRV for the Premises, which shall be binding and conclusive upon Lessor and Lessee. The costs of the Third Appraiser shall be shared equally by Lessor and Lessee.

Except for the option to extend the term of the Lease for one (1), five (5) year period as provided in this Paragraph 52, Lessee shall have no other option to extend the term of the Lease, or option to purchase, option to lease or right of first refusal.

53. Premises Total Destruction. The following language replaces the language contained in Paragraph 9.1(b) of the Lease:

      "(b) "Premises Total Destruction" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired within six (6) months or less from the date of the damage or destruction. Within thirty (30) days following the date of the damage or destruction, Lessor shall select a general contractor ("Lessor's Contractor") who shall, by written notice to Lessor and Lessee (a "Determination Notice"), determine whether or not the repair of such damage or destruction can be completed within six (6) months from the date of the damage or destruction. If Lessee elects not to accept such determination by Lessor's Contractor, Lessee shall, at Lessee's sole expense, select another general contractor ("Lessee's Contractor") who shall, within ten (10) days after receipt by Lessee of such Determination Notice, by written notice to Lessor and Lessee, determine whether or not the repair of such damage or destruction can be completed within six (6) months from the date of the damage or destruction. Should Lessor's Contractor and Lessee's Contractor fail to agree upon whether such damage or destruction can be repaired within six (6) months from the date of the damage or destruction, then the matter shall be resolved by binding arbitration in accordance with the Rules of the American Arbitration Association."

54. Partial Damage-Uninsured Loss. The following language replaces the first two sentences of Paragraph 9.3 of the Lease:

      "If a Premises Partial Damage occurs that is not an Insured Loss, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), (i) if the total cost of repairing such damage is reasonably determined by an impartial general contractor selected by Lessor to be equal to or less than $250,000, then Lessor shall repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and/or Utility Installations), and (ii) if the total cost of repairing such damage is reasonably determined by an impartial general contractor selected by Lessor to be greater than $250,000, then Lessor may either (A) repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and/or Utility Installations) as soon as is reasonably possible at Lessor's expense, in which event the Lease shall remain in full force and effect, or (B) terminate the Lease by giving written notice to Lessee (a

      "Termination Notice") within thirty (30) days after the date that Lessor becomes aware of the occurrence of such damage, such termination to be effective one hundred twenty (120) days after the date of such notice; provided, however, that the Lease shall not so terminate if Lessee, by written notice to Lessor within thirty (30) days after receipt of such Termination Notice, elects to repair such damage (after Lessor's payment of the foregoing $250,000 sum) at Lessee's sole expense."

55. Damage Near End of Term. The following language replaces the language contained in the first sentence of Paragraph 9.5 of the Lease:

      "If at any time during the last six (6) months of the Original Term (as the same may be extended) there is damage to the Premises for which the cost of repairs is reasonably estimated by an impartial general contractor selected by Lessor to exceed one-month's then Base Rent, whether or not an Insured Loss, Lessor or Lessee may, by written notice to the other party within thirty (30) days after the date of occurrence of such damage, terminate this Lease effective sixty (60) days following the date of occurrence of such damage."

56. Assignment and Subletting-Lessor's Consent Required. The following language is added as a new Paragraph 12.1(b) of the Lease:

      "(b) Lessee shall have the right, without Lessor's consent but after prior notice to Lessor including the name, address and contact information of such assignee, to assign the Lease to an entity (an "Affiliate") controlling, under common control with, or controlled by Lessee, including an entity resulting from a merger or consolidation by Lessee, provided that the Affiliate assumes in writing Lessee's obligations under this Lease in the proportion that the number of square feet of the Premises transferred to the Affiliate of Lessee bears to the total number of square feet in the Premises, without relieving Lessee of any liability under the Lease. Any such Affiliate assignee shall be deemed to have assumed all liabilities of Lessee hereunder. Lessee or such Affiliate assignee shall provide such additional information relating to such Affiliate assigned as Lessor shall request from time to time."

57. Condemnation. The following language is inserted after the third sentence of Paragraph 14 of the Lease:

      "Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be compensation for diminution in value of the Premises, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any portion of such condemnation award specifically attributable to (i) Lessee's loss of business goodwill and/or Trade Fixtures, and (ii) if this Lease is terminated pursuant to the provisions of Paragraph 14 of the Lease, Lessee's reasonable relocation expenses and any excess of the market value of the Premises for the remainder of the Original Term (as the same may be extended) over the present value as of the date of such termination of the Base Rent payable for the remainder of the Original Term (as the same may be extended)."

58. Lessor's Access; Showing Premises; Repairs. The following language replaces the language contained in Paragraph 32 of the Lease:

      "Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise, upon 24 hours' prior notice to Lessee, for the purpose of showing same to prospective purchasers, lenders, or lessees, and making alterations, repairs, improvements and additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessor. Lessor may at any time place one commercially standard, free-standing "For Sale" sign at a location to be selected by mutual agreement of Lessor and Lessee near the perimeter of the Premises. Lessor may at any time during the last six (6) months of the Original Term (as the same may be extended) place one commercially standard, free-standing "For Lease" sign at a location to be selected by Lessor near the perimeter of the Premises. Lessee may at any time place one commercially standard, free-standing "For Sublease" sign at a location to be selected by Lessee near the perimeter of the Premises."

59. Substantial Completion. For purposes of determining the Commencement Date under Paragraph 1.3 of the Lease, "Substantial Completion" shall mean and refer to the following:

"Substantial Completion" shall mean that point in time when Landlord's architect certifies that construction of the Base Building is substantially complete in accordance with the Work Letter so that Tenant can legally occupy and utilize the Premises in accordance with City laws and regulations. Tenant acknowledges that Tenant will be constructing Tenant Improvements, including without limitation, racking and material handling system pursuant to a separate permit from the City and in accordance with the Work Letter. "Substantial Completion" shall have occurred upon the satisfaction of the conditions of the first sentence of this Section whether or not Tenant shall have completed its Tenant Improvements."

60 Connection to Neighboring Property. Tenant currently occupies, itself or through one or more Affiliates, facilities on properties that are adjacent to the Premises. Tenant has expressed its desire to connect its material handling system from the Premises to such adjacent facilities. Landlord consents to the connection of such systems, and will cooperate with Tenant in establishing such connection (including, without limitation, the performance of any reasonable acts or the execution of any reasonable documents acknowledging such Landlord consent), provided, however, that Tenant is solely responsible (i) for any and all expenses related to and
      (ii) for obtaining all permissions and consents, from governmental entities as well as adjacent property owners, necessary to permit such connections to be lawfully made. Tenant agrees to indemnify and hold Landlord harmless from and against any and all liability, loss, cost or damage arising out of the construction, installation and maintenance of any facilities for the connection of such systems. THIS LEASE IS NOT CONDITIONED IN ANY WAY UPON TENANT OBTAINING SUCH PERMISSIONS AND CONSENTS.

61 Delay in Commencement Date. Landlord agrees to use its best commercially reasonable efforts to cause Substantial Completion to have occurred on or before the Scheduled Commencement Date. If, despite said efforts, and subject to extension of the Scheduled Completion Date on account of Delays Caused by Tenant and Force Majeure Delays (both as hereinafter defined) and subject to Tenant's obligation to mitigate its damages,

      Substantial Completion has not occurred prior to the Scheduled Commencement Date, Landlord shall indemnify and hold Tenant harmless for Tenant's actual expenses and damages incurred as a result of Substantial Completion being delayed beyond the Scheduled Commencement Date; PROVIDED, HOWEVER, IN NO EVENT SHALL THE TOTAL OF DAMAGES PAYABLE FROM LANDLORD TO TENANT EXCEED $2,600 FOR EACH DAY SUBSTANTIAL COMPLETION IS DELAYED BEYOND THE SCHEDULED COMPLETION DATE (AS EXTENDED) OR $156,000 IN TOTAL. In the event Landlord fails to reimburse Tenant as herein set forth, then among the other remedies available to Tenant, Tenant shall have the right to offset its expenses, damages, losses and liabilities against Base Rent.

62. Delays Caused by Tenant. "Delays Caused by Tenant" shall mean any actual delay in the Substantial Completion of the Base Building, caused by an act or omission of Tenant, its agents or contractors in performing Tenant's obligations under the Lease, including, without limitation, the following:

      - Interference by Tenant. Delays due to interference by Tenant, its agents or contractors with the completion of the Base Building; or

      - Delays in Permits or Approvals. Delays in Landlord obtaining governmental approvals or permits due to the acts or omissions of Tenant, its agents or contractors, whether relating to the Tenant Improvements or otherwise.

63. Force Majeure Delays. "Force Majeure Delay(s)" shall mean any actual delay due to: fire, earthquake, abnormal rains or other acts of God; acts of public enemy, war, rioting, insurrection, or other civil commotion; and strikes or boycotts or the unavailability or critical materials or workmen, which is or are beyond the reasonable control of Landlord or its contractors.

64. Extension of Scheduled Commencement Date. The Scheduled Commencement Date shall be extended one (1) day for each day in which there is either a Delay Caused by Tenant or a Force Majeure Delay; provided, however, if the Scheduled Commencement Date is so extended by more than sixty (60) days, then Tenant may elect to terminate this Lease upon ten (10) days notice to Landlord unless the Scheduled Commencement Date occurs prior to the end of such ten (10) day period, in which latter event the Lease shall not terminate.

65. Tenant Obligation to Mitigate. In the event that the Commencement Date has not occurred on or before the Scheduled Commencement Date, as extended, Tenant shall make a good faith effort to reasonably mitigate its damages. Tenants reasonable costs of mitigation shall be included within the actual expenses and damages for which Landlord has agreed to indemnify Tenant pursuant to Paragraph 61 of this Addendum. Without limiting the generality of the obligation to mitigate its damages, at a minimum, Tenant agrees to use commercially reasonable efforts: (i) to attempt to extend its current rights to remain in its current premises at 5725 East Jurupa Street, City of Ontario, California (the "Current Premises"); (ii) to holdover in the Current Premises under the provisions, if any, of the current lease therefor; and/or (iii) to delay its subtenant in taking occupancy of the

Current Premises. Under no circumstances shall Tenant be required to commence any legal proceedings in connection with such mitigation efforts.

                               Mediation Addendum


MEDIATION OF DISPUTES: LANDLORD AND TENANT AGREE TO MEDIATE ANY DISPUTE OR CLAIM BETWEEN THEM ARISING OUT OF THIS LEASE (AND WORK LETTER) BEFORE RESORTING TO ARBITRATION OR COURT ACTION. Mediation is a process in which parties attempt to resolve a dispute by submitting it to an impartial, neutral mediator who is authorized to facilitate the resolution of the dispute but who is not empowered to impose a settlement on the parties. Mediation fees, if any, shall be divided equally among the parties involved. Before the mediation begins, the parties agree to sign a document limiting the admissibility in arbitration or any civil action of anything said, any admission made, and any documents prepared, in the course of the mediation, consistent with Evidence Code Section 1119. IF ANY PARTY COMMENCES AN ARBITRATION OR COURT ACTION BASED ON A DISPUTE OR CLAIM TO WHICH THIS PARAGRAPH APPLIES WITHOUT FIRST ATTEMPTING TO RESOLVE THE MATTER THROUGH MEDIATION, THEN IN THE DISCRETION OF THE ARBITRATOR(S) OR JUDGE, THAT PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEY'S FEES EVEN IF THEY WOULD OTHERWISE BE AVAILABLE TO THAT PARTY IN ANY SUCH ARBITRATION OR COURT ACTION. However, the filing of a judicial action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not in itself constitute a loss of the right to recover attorney's fees under this provision. The following matters are excluded from the requirement of mediation hereunder: (a) an unlawful detainer action,
(b) the filing or enforcement of a mechanic's lien, and (c) any matter which is within the jurisdiction of a probate court.



/s/ [Signature Illegible]                    /s/ [Signature Illegible]
-----------------------------------          -----------------------------------
Lessor's Initial                             Lessee's Initials